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          SECURITIES AND EXCHANGE COMMISSION

               Washington, DC  20549
          __________________________________

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15 (d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

               Date of Report:  May 13, 1998

                  TRIGEN ENERGY CORPORATION


Delaware            1-13264                  13-3378939
---------------     -------------------      ------------------
State of            Commission File No.      IRS Employer ID
Incorporation

One Water Street
White Plains, NY                             10601
-----------------------                      -------------
Address of Principal                         Zip Code
Executive Offices

                         914-286-6600
                    -------------------
               Registrant's telephone number

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Item 4.   Change in Registrant's Certifying Accountant

     Trigen Energy Corporation (the "Company") has selected, as its principal accountant to audit the financial statements for the fiscal year ending December 31, 1998, Arthur Andersen LLP. The date of engagement is May 13, 1998.

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIGEN ENERGY CORPORATION

Date: May 13, 1998            By:   /s/   Richard E. Kessel
                                   ---------------------------
                                   Richard E. Kessel,
                                   Executive Vice President